                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest even reported): January 7, 2000

                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)

Delaware                              0-20763                     42-1407240
(State or Other                     (Commission                (IRS Employer
Jurisdiction of Incorporation)      File Number)      Identification Number)

                    McLeodUSA Technology Park
                    6400 C Street S.W., P.O. Box 3177
                    Cedar Rapids, IA             52406-3177
                    (Address of Principal        (Zip Code)
                    Executive Offices)

      Registrant's telephone number, including area code: (319) 364-0000

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     McLeodUSA recently made available various slides regarding its proposed acquisition of Splitrock Services, Inc. The contents of these slides are described in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

     Some of the statements contained in this Current Report on Form 8-K discuss future expectations, contain projection of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, these so-called forward-looking statements can be identified by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. These statements only reflect the prediction of the Company. Actual events or results may differ substantially. Important factors that could cause actual results of the Company to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the industry, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experience of the Company to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, which is filed with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Description.
------------

(c)           Exhibits.

      99.1 Description of slides regarding the proposed acquisition of Splitrock made available on January 7, 2000.

      99.2 Description of slides regarding the proposed acquisition of Splitrock made available the week of January 10, 2000.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 20, 2000         McLEODUSA INCORPORATED


                                By: /s/ Randall Rings
                                    -----------------
                                    Randall Rings
                                    Vice President, Secretary and
                                     General Counsel

                                 EXHIBIT INDEX

99.1 Description of slides regarding the proposed acquisition of Splitrock made available on January 7, 2000.

99.2 Description of slides regarding the proposed acquisition of Splitrock made available the week of January 10, 2000.